                                                                   EXHIBIT 10.11

                               NETCENTIVES INC.

                               SUPPLY AGREEMENT

     This Supply Agreement (the "Agreement") is entered into between Netcentives
                                 ---------
Inc., a California corporation ("Netcentives") and US Airways, Inc., a Delaware
                                 -----------
corporation ("US Airways") and shall be effective for all purposes as of
              ----------
September 20, 1997 (the "Effective Date").
                         --------------

                                   RECITALS

     WHEREAS, Netcentives is in a business to provide for the grant of points redeemable for airline frequent flier miles and other incentives to end-users of a certain Internet-based program (the "Netcentives Program");
                                       -------------------

     WHEREAS, US Airways has established a travel awards program (the "Dividend
                                                                       --------
Miles Program") pursuant to which, among other things, certain persons may
-------------
receive frequent flier miles for travel on US Airways and for such other reasons as are permitted by US Airways; and

     WHEREAS, Netcentives wishes to purchase Miles (as hereinafter defined) from US Airways and US Airways wishes to sell Miles to Netcentives pursuant to the terms of this Agreement;

     NOW THEREFORE, in consideration of the foregoing and the mutual consideration provided for herein, the parties hereto hereby agree as follows:

                                   SECTION I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     1.1  "Account" shall mean the account of Netcentives Members who are also
           -------
Dividend Miles Members in which Miles balances are maintained by US Airways.

     1.2  "Confidential Information" means any information, technical data, or
           ------------------------
know-how, including, but not limited to, that which relates to research, product plans, products, services, Netcentives Members, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, hardware configuration information, marketing or finances of a party, which is designated in writing to be confidential or proprietary, or if given orally, is identified as confidential or proprietary at the time of disclosure or is obviously confidential considering the context in which such disclosure is made. Confidential Information does not include information, technical data or know-how which (i) is rightfully in the possession of the receiving party at the time of disclosure, (ii) prior to or after the time of disclosure becomes part of the public knowledge or literature other than as a result of any improper inaction or action of the receiving party hereunder, or (iii) is approved by the disclosing party, in writing, for release.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     1.3  "Direct Competitor of Netcentives" means [***].
           --------------------------------

     1.4  "Dividend Miles Member" means, as of any date, an individual who is a
           ---------------------
member in good standing of the Dividend Miles Program.

     1.5  "Limited Exclusivity" means US Airways agrees not to sell Miles to any
           -------------------
Direct Competitor of Netcentives as defined above. US Airways and Netcentives shall have a relationship of "Limited Exclusivity" so long as (a) this Agreement has not been terminated in accordance with its terms, and (b) US Airways has not sold Miles to any Direct Competitor of Netcentives.

     1.6  "Miles" means the points accrued under the Dividend Miles Program by
           -----
Dividend Miles Members for travel on US Airways or such other reasons as are permitted by US Airways.

     1.7  "Netcentives Marks" means the trademarks and logos of Netcentives set
           -----------------
forth on Exhibit A1 hereto, which exhibit may be changed by Netcentives from
         ----------
time to time upon notice to US Airways.

     1.8  "Netcentives Member" means, as of any date, an individual who is a
           ------------------
member in good standing of the Netcentives Program.

     1.9  "Netcentives Points" shall mean the points accrued under the
           ------------------
Netcentives Program by Netcentives Members for redemption for such products and services as are offered by Netcentives from time to time.

     1.10 "Term" has the meaning given it in Section 5.2(a) hereof.
           ----

     1.11 "US Airways Marks" means the designated trademarks and logos of US
           ----------------
Airways set forth on Exhibit A2 hereto, which exhibit may be changed by US
                     ----------
Airways from time to time upon notice to Netcentives.

                                  SECTION II

                               PURCHASE AND SALE

     2.1  Orders.
          ------

          (a) General.  Netcentives shall deliver orders to US Airways for Miles
              -------
in such format as is detailed in Attachment A3 (to be determined by both parties within the first 30 days of the Effective Date of this Agreement), which orders shall designate the aggregate number of Miles to be purchased, the Account or Accounts to which such Miles are to be credited, and the number of Miles to be credited to each such Account. US Airways shall credit Accounts designated by Netcentives within a reasonable time after receipt of an order from Netcentives, but in any event within seven (7) business days thereof. As long is this Agreement is in effect, US Airways shall not reject any order of Netcentives, except in accordance with the terms of Section 3.2 hereof.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (b) Pre-paid Miles Account.  Netcentives will order Miles to be used
              ----------------------
at its discretion, which Miles shall be reserved in an Account for the benefit of Netcentives (the "Pre-paid Miles Account"). Upon receipt of an order for
                     ----------------------
Miles pursuant to Section 2.1(a) above, US Airways shall deduct the aggregate number of Miles required to fulfill such order from the Pre-Paid Miles Account. If there are not enough Miles in the Pre-paid Miles Account to fulfill such order, US Airways shall issue additional Miles to fulfill such order, and bill Netcentives for the difference in accordance with Section 2.3 herein. Miles held in the Pre-paid Miles Account shall be valid and shall not expire for a period of two (2) years from the date of credit to the Pre-paid Miles Account.

          (c) Minimum Orders.  Netcentives agrees to purchase a minimum number
              --------------
of Miles during the term of this Agreement from US Airways (the "Minimum
                                                                 -------
Orders"), as set forth in Appendix A hereto, in accordance with the terms and
------
conditions therein. The due date of such Minimum Orders shall be as set forth in Appendix A hereto. Any Miles purchased to meet a Minimum Order shall be credited to the Pre-paid Miles Account. Any orders above the Minimum Orders shall be at the discretion of Netcentives.

     2.2  Purchase Terms.  The terms specific to the purchase of Miles by
          --------------
Netcentives under this Agreement are fixed and are contained in Appendix B hereto.

     2.3  Payment.  If any orders for Miles exceed the balance in the Pre-paid
          -------
Miles account, US Airways shall invoice Netcentives monthly for the additional amount due. Netcentives will pay such invoice within thirty (30) days of receipt of the invoice. Any payments made by Netcentives to US Airways hereunder shall be non-refundable.

     2.4  Taxes.  Prices for Miles do not include taxes.  Netcentives is
          -----
responsible for any and all taxes on the sale of Miles to Netcentives pursuant to this Agreement.

                                  SECTION III

                          OBLIGATIONS OF NETCENTIVES

     3.1  Distribution to Netcentives Members.  Netcentives shall only request
          -----------------------------------
that Miles be credited to the Accounts of Dividend Miles Members in exchange for their participation in the Netcentives Program.

     3.2  Distribution to Dividend Miles Members.  Netcentives shall only
          --------------------------------------
request that Miles be credited to the accounts of Netcentives Members whom Netcentives believes in good faith to be Dividend Miles Members. In the event that Netcentives requests that Miles be credited to the account of a person who is not a Dividend Miles Member, US Airways shall deposit the Miles in the Pre-paid Miles Account and promptly notify Netcentives.

     3.3  No Resale Of Miles.  At no time shall Netcentives offer Miles to any
          ------------------
person for resale or redistribution to a third party. If Netcentives discovers with reasonable certainty that any Netcentives Member is inappropriately redistributing Miles, Netcentives shall immediately cease requesting that Miles be credited to the Account of such Netcentives Member, and shall notify US Airways of the identity of such Netcentives Member and the nature of the potential infraction. If US Airways discovers that any Netcentives Member has resold or redistributed Miles in violation of this provision, US Airways can, at its option, cease distributing any additional Miles to such Dividend Miles Member's Account, or exercise any other legal right to which it is entitled under this, or its Frequent Traveler Program Agreement.

     3.4  Limits to Distribution of Miles.  Netcentives will not allow
          -------------------------------
Netcentives Points earned for Restricted Activities to be converted to Miles. For the purposes of this Agreement, "Restricted Activities" are transactions involving [***]

     3.5  Maximum Number of Miles Per Year.  Netcentives will notify US Airways
          --------------------------------
if any Netcentives Member redeems Netcentives Points for [***] or more during any calendar year, and will provide US Airways with a summary of such Netcentive Member's Mile redemption activity.

     3.6  Dividend Miles Program Information.  Netcentives shall post contact
          ----------------------------------
information regarding the Dividend Miles Program on its Internet Web site to enable Netcentives Members to enroll in the Dividend Miles Program.

                                  SECTION IV

                            PROPRIETARY INFORMATION

     4.1  Confidential Information.  Each party agrees not to use any
          ------------------------
Confidential Information disclosed to it by the other party for its own use or for any purpose other than to carry out its obligations under this Agreement. Neither party will disclose any Confidential Information of the other party to third parties or to employees of the party receiving Confidential Information, other than employees who are required to have the information in order to carry out such party's obligations under this Agreement. Each party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the other party in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized under this Agreement to have any such information, including (without limitation) ensuring that recipients of the disclosing party's Confidential Information adhere to confidentiality terms in content substantially similar to the terms in this Agreement. Such measures shall include the highest degree of care that the receiving party utilizes to protect its own Confidential Information of a similar nature. Each party agrees to notify the other in writing of any misuse or misappropriation of Confidential Information of the disclosing party which may come to the receiving party's attention.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     4.2  Publicity.  After the execution of this Agreement, Netcentives shall,
          ---------
at its discretion, and with approval from and coordination with a designated representative of US Airways, whose approval shall not be unreasonably withheld, issue a press release which may, among other things, confirm the existence of a relationship between the parties and of the exclusive nature of such relationship, and may request that US Airways issue a similar press release.
Any other information regarding the relationship between the parties including the other terms of this Agreement and any other agreement between the parties shall be considered Confidential Information under the definition set forth herein.

     4.3  Trademarks.
          ----------

          (a) US Airways hereby grants to Netcentives a limited, non-exclusive, royalty-free license, without the right to sublicense, to use, reproduce, display, and transmit the US Airways Marks in Netcentives' promotional materials and on its Internet Web site during the Term of this Agreement (as extended by
Section 5.2(b)(iii), as appropriate), provided however, that any use of the US
                                      ----------------
Airways Marks shall be for the purpose of promoting the Netcentives Program, shall only be used with regard to the inclusion of Miles within the Netcentives Program, and shall be subject to the review and prior approval of US Airways.
US Airways shall use its best efforts to provide approval of, or comments upon, submitted materials promptly, but in no event later than five business day following receipt of such materials.

          (b) Netcentives hereby grants to US Airways a limited, non-exclusive, royalty-free license, without the right to sublicense, to use, reproduce, display, and transmit the Netcentives Marks in US Airways's promotional materials and on its Internet Web site during the Term of this Agreement, provided however, that any use of the Netcentives Marks shall be for the purpose
----------------
of promoting the Dividend Miles Program or the Netcentives Program and shall only be used with regard to the inclusion of Miles within the Netcentives Program.

          (c) Nothing herein shall be deemed to grant either party any ownership interest in the Marks of the other party. Netcentives shall retain all right, title, and interest in and to the Netcentives Program. US Airways shall retain all right, title, and interest in and to the Dividend Miles Program.

                                   SECTION V

                   LIMITED EXCLUSIVITY; TERM AND TERMINATION

     5.1  Limited Exclusivity.
          -------------------

          (a) Relationship.  The parties hereto acknowledge that they shall have
              ------------
a relationship of Limited Exclusivity during the Term of this Agreement and that certain rights and privileges under this Agreement and other agreements between the parties are dependent on the maintenance of such a relationship. Either party may terminate the obligations of the parties under the relationship of Limited Exclusivity upon provision of ninety (90) days written notice to the non-terminating party (the "Notice"), which termination shall have the effects
                            ------
set forth in subsection (b), below.

          (b) Effect of Termination of Limited Exclusivity.  Termination of the
              --------------------------------------------
relationship of Limited Exclusivity between US Airways and Netcentives shall not affect the obligations of the parties under this Agreement except that upon the termination of the relationship of Limited Exclusivity, in addition to the loss of certain other rights as set forth in other Agreements between the parties,
(i) immediately upon receipt of the Notice by Netcentives, Netcentives shall no longer be responsible for meeting the volume purchase requirements as set forth in this Agreement, (ii) beginning [***] after receipt of the Notice by Netcentives, US Airways shall be permitted to sell Miles to any third party, including a Direct Competitor of Netcentives, [.....]. Each party agrees that its obligations under Limited Exclusivity as provided herein are necessary and reasonable in order to protect Netcentives and its business, and each party expressly agrees that monetary damages would be inadequate to compensate Netcentives for any breach by US Airways of its Limited Exclusivity related covenants and agreements. Accordingly, each party agrees and acknowledges that any such violation would cause irreparable injury to Netcentives and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Netcentives shall be entitled to obtain injunctive relief against any such breach or the continuation of any such breach by US Airways, without the necessity of proving actual damages.

          (c) Breach; Cure.  Any sales by US Airways to a Direct Competitor of
              ------------
Netcentives prior to the expiration of the Limited Exclusivity period shall be considered a material breach of this Agreement. Notwithstanding the foregoing, Netcentives recognizes that it is not always possible to determine whether a purchaser is a Direct Competitor. US Airways agrees to use its reasonable commercial efforts to prevent any Direct Competitor from purchasing Miles. However, if despite using such efforts, US Airways sells Miles to a Direct Competitor, US Airways will not be in breach of the Agreement and the Limited Exclusivity period will not be terminated, provided however, that once
                                           ----------------
Netcentives notifies US Airways that Miles were sold to a Direct Competitor, US Airways immediately: (i) refuses to sell any additional Miles to such Direct Competitor; (ii) removes participation by such Direct Competitor in the Dividend Miles Program (except that US Airways shall not be required to repurchase Miles sold to such Direct Competitor as part of such removal); and (iii) takes all necessary steps to ensure that no additional Miles are sold to such Direct Competitor until the effective date of termination or expiration of this Agreement, or until the effective date of termination of the Limited Exclusivity period, whichever comes first.

     5.2  Term and Termination.
          --------------------

          (a)  Term and Termination.
               --------------------

               (i) This Agreement shall become effective as of the Effective Date, and unless sooner terminated as provided below, shall remain effective for an initial term of three (3) years (the "Initial Term"). The Initial Term shall
                                      ------------
automatically be extended for successive periods of one (1) year (the "Extension
                                                                       ---------
Terms"), unless either party provides the other party with written notice of
-----
termination at least 120 days prior to the end of such Initial Term or Extension Term as applicable. The parties shall renegotiate the terms reflected in Appendix A and

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix B at least ninety (90) days prior to the commencement of each Extension Term. As used herein, "Term" shall mean the Initial Term plus any applicable
                       ----
Extension Terms.

               (ii) If either party defaults in the performance of any material provision of this Agreement then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty
(30) days, the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during the thirty (30) day period, then the Agreement shall automatically terminate at the end of that period.

               (iii) This Agreement shall terminate with 60 days written notice and reasonable opportunity to cure, (A) upon Netcentives' failure to make payment by a due date indicated in this Agreement, (B) upon Netcentives' violation of an applicable governmental regulation with respect to Miles granted under this Agreement, or (C) upon Netcentives' inability to meet its financial obligations as they become due.

               (iv) US Airways may suspend or cancel its Miles program or Netcentives' participation in the program at any time upon 120 days advance written notice. Upon such notification, a winding down period of six months will begin, during which both US Airways and Netcentives will let US Airways and Netcentives customers know that the relationship will be ending. During such period, Netcentives customers may continue to redeem their points for US Airways Miles as set forth under this Agreement. US Airways will refund to Netcentives the price paid for any Miles in the Pre-paid Miles Account that Netcentives may no longer use.

          (b)  Effect of Termination or Expiration.  Upon termination of this
               -----------------------------------
Agreement for any reason whatsoever: (i) US Airways will credit all uncredited orders to the Accounts originally designated by Netcentives; (ii) all Miles in the Pre-paid Miles Account shall remain valid for their fall term and shall be credited to Accounts in the manner provided for herein until the balance of Miles in the Pre-paid Miles Account is zero (0); and (iii) the term of the license granted to Netcentives under section 4.3(a) shall be extended until the balance of Miles in the Pre-paid Miles Account is zero (0) or all such miles have expired.

          (c)  Survival.  US Airways' obligations to credit Accounts in a timely
               --------
manner and Netcentives' obligations to pay US Airways all amounts due hereunder, as well as Sections 1, 4.1,4.2,4.3(a) (to the extent provided in Section 5.2(b) above), 4.3(c), 5.2(a)(iv), 5.2(b), 5.2(c), 6.2, 6.3 and 6.7 shall survive termination of this Agreement.

                                  SECTION VI

                                 MISCELLANEOUS

     6.1  Independent Contractors.  The relationship of Netcentives and US
          -----------------------
Airways established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to constitute the parties as agents, partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.

     6.2  Indemnification.
          ---------------

          (a) US Airways hereby agrees to indemnify, defend and hold harmless Netcentives and its respective directors, officers, agents and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) arising out of or relating to (i) US Airways' operation of the Dividend Miles Program including without limitation, claims by participants in the Dividend Miles Program of US Airways' breach, violation or failure to comply with the terms of the Dividend Miles Program and (ii) any allegation that Netcentives use of the US Airways Marks within the scope of this Agreement infringes a copyright or trademark existing or issued as of the date of such use, provided in each case that Netcentives promptly notifies US Airways in writing of any such claim, gives US Airways sole control of the defense and all related settlement negotiations, and cooperates with US Airways in defending or settling any such claim.

          (b) Netcentives hereby agrees to indemnify, defend and hold harmless US Airways and its respective directors, officers, agents and employees, from and against any and all claims, losses, damages, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys' fees) arising out of or relating to (i) Netcentives' operation of the Netcentives Program including without limitation, claims by participants in the Netcentives Program of Netcentives' breach, violation or failure to comply with the terms of the Netcentives Program and (ii) any allegation that US Airways' use of the Netcentives Marks within the scope of this Agreement infringes a copyright or trademark existing or issued as of the date of such use, provided in each case that US Airways promptly notifies Netcentives in writing of any such claim, gives Netcentives sole control of the defense and all related settlement negotiations, and cooperates with Netcentives in defending or settling any such claim.

     6.3  Notices.  All notices and demands hereunder shall be in writing and
          -------
shall be delivered by personal service or by telex, facsimile, cable, telegram, certified or registered mail, or return receipt express courier to the address of the receiving party set forth on the signature page of this Agreement (and if to US Airways, with a copy to the Office of the General Counsel, fax no: (703) 872-5252), or to any other address of the receiving party designated by written notice in accordance with this paragraph.

     6.4  Waiver, Amendment and Modification.  No waiver, amendment or
          ----------------------------------
modification of any provision hereof shall be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No failure by either party to exercise and no delay by either party in exercising any right, power or remedy with respect to the obligations secured hereby shall operate as a subsequent waiver of any such right, power or remedy.

     6.5  Assignment.  Each of the parties agrees that its rights and
          ----------
obligations under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, provided
                                                                 --------
however, that such consent shall not be required for an assignment of this
-------
contract pursuant to a merger, sale of substantially all of the assets, or sale of all of the outstanding stock of either party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     6.6  Severability.  In the event that any of the provisions of this
          ------------
Agreement shall be held by a court of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect. The parties agree to negotiate in good faith a substitute, valid and enforceable provision that most nearly effects the parties' intent and to be bound by the mutually agreed substitute provision.

     6.7  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York, without reference to conflict of laws provisions thereof.

     6.8  Force Majeure.  Neither party shall be responsible for any failure to
          -------------
perform (except for payment obligations) due to unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation facilities, fuel, energy, labor or materials. A party whose performance is affected by a force majeure condition shall be excused from such performance to the extent required by the force majeure condition so long as such party takes all reasonable steps to avoid or remove such causes of nonperformance and immediately continues performance whenever and to the extent such causes are removed.

     6.9  Entire Agreement; Amendment.  This Agreement constitutes the final and
          ---------------------------
entire Agreement between the parties and may not be modified or amended except in writing signed by both of the parties.

     6.10 Headings.  The headings and captions used in this Agreement are for
          --------
convenience of reference only, and shall not in any way affect the interpretation of the provisions of this Agreement.

     6.11 Counterparts.  This Agreement may be executed in counterparts, each
          ------------
of which shall be deemed an original and all of which together shall constitute one instrument.


                          [SIGNATURE PAGE TO FOLLOW]

     The parties have executed this Supply Agreement as of the date set forth above.

NETCENTIVES INC.
                                    ADDRESS:
                                    2121 S. El Camino Real, Suite 615
                                    San Mateo, CA 94403
/s/ Eric W. Tilenius                Facsimile:  (415) 572-5205
--------------------------------
Eric W. Tilenius, Chairman


US AIRWAYS, INC.
                                    ADDRESS:
                                    2345 Crystal Drive
                                    Arlington, VA 22227
/s/ Martin C. White
--------------------------------
Martin C. White                     Facsimile: (703) 872-7057
Vice President
 Marketing Programs and Services



                     [SIGNATURE PAGE TO SUPPLY AGREEMENT]

                                  EXHIBIT A1

                           TRADEMARKS OF NETCENTIVES


NETCENTIVES

CLICKREWARDS

CLICKPOINTS

INTERNET INCENTIVES NETWORK



Netcentives

ClickRewards

ClickRewards(TM)

ClickRewards(TM)
Online Incentives Network

ClickRewards(TM)
Online Incentives Network

                                  EXHIBIT A2

                           TRADEMARKS OF US AIRWAYS

                                  EXHIBIT A3

                            SPECIFICATIONS FOR DATA

                                  APPENDIX A

                                MINIMUM ORDERS
                                --------------


While Limited Exclusivity is in effect:

     On each date specified below, Netcentives shall pay to US Airways [******]


               ------------------------------------------------------------
                DATE                         [*****]
               ------------------------------------------------------------
                Effective Date               [*****]

                January 1, 1998              [*****]

                April 1, 1998                [*****]

                July 1, 1998                 [*****]

                October 1, 1998              [*****]

                January 1, 1999              [*****]

                April 1, 1999                [*****]

                July 1, 1999                 [*****]

                October 1, 1999              [*****]

                January 1, 2000              [*****]

                April 1, 2000                [*****]

                July 1, 2000                 [*****]
               ------------------------------------------------------------

If Limited Exclusivity is dropped:
---------------------------------

[******]



___________________
/1/   For example, if on April 1, 1998 Netcentives has purchased a total of
[***] Miles for a cumulative price of [*****], Netcentives shall pay [*****] to US Airways for the purchase of [***] additional Miles, and US Airways shall credit [***] Miles to the Pre-paid Miles Account (in accordance with Section 2.1(c)).


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  APPENDIX B

                                    PRICING

[****]


****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.